Exhibit 10.

2

1

ORIGINAL FOR EXECUTION
APPROVED

VICE PRESIDENT

HUMAN

RESOURCES
EFFECTIVE JANUARY

15,

202

1

CONOCOPHILLIPS
EXECUTIVE SEVERANCE PLAN

(Amended and Restated Effective as of January

15,

202

1)

Effective

October

1, 2004,

the Company

adopted

the

ConocoPhillips

Executive
Severance

Plan

(the

"Plan")

for

the

benefit

of

certain

employees

of

the

Company

and

its
subsidiaries.

It was amended and

restated effective January 1,

2005 and December 31, 2008.

This
amendment

and

restatement

of

the

Plan

shall

be

effective

January

15,

202

1.

Any

Eligible
Employee

(as

defined

below) having

a Severance

Date

(as defined

below) prior

to January

15,
202

1, shall have benefits under

this Plan determined in

accordance with the

provisions of this Plan
as

they

existed

prior

to

this

amendment

and

restatement.

Any

Eligible Employee

(as

defined
below)

having

a

Severance

Date

(as

defined

below)

on

or

after

January

15,

202

1, shall

have
benefits

under this Plan determined in accordance with the provisions of this Plan pursuant to this
amendment

and restatement.

All capitalized

terms used

herein

are defined

in Section

1 hereof.

This

Plan

is intended

to

be

a

plan

maintained

primarily

for

the

purpose

of

providing

deferred
compensation

for

a select

group

of

management

or highly

compensated

employees,

within the
meaning of Title I

of the

Employee Retirement Income Security Act

of 1974, as

amended and shall
be interpreted

in a manner consistent with such intention.

SECTION 1 .   DEFINITIONS
.

As hereinafte
r used:

1 .1
"Board" means

the Board of

Directors of the Company.

1.2
"Cause"

means

(i)

the

willful

and

continued

failure

by

the

Eligible

Employee

to
substantially

perform

the

Eligible

Employee's

duties

with

the

Employer

(other

than

any

such
failure

resulting

from

the Eligible

Employee's

incapacity

due

to physical

or

mental

illness),

or
(ii) the

willful

engaging,

not

in

good

faith,

by

the

Eligible

Employee

in

conduct

which

is
demonstrably

injurious to the Company or any of its subsidiaries, monetarily or otherwise.

1 .3
"Code" means the

Internal Revenue Code of 1986,

as it

may be amended from time

to

time.

1 .4
"Company"

means ConocoPhillips or any successors
thereto.

1.5
“Controlled

Group”

shall mean
ConocoPhillips   and its Subsidiaries.

1 . 6
"Credited

Compensation"

of

a

Severed

Employee

means

the

aggregate

of

the

Severed
Employee's

annual

base

salary

plus

his

or

her

annual

incentive

compensation,

each

as further
described

below.

For

purposes

of

this

definition,

(a) annual

base

salary

shall

be

determined
immediately

prior to the Severance

Date and (b) annual

incentive

compensation shall be deemed
to

equal

the

Severed

Employee’s

most

recently

established

target

(determined

at

one

hundred
percent of

target) for annual

incentive

compensation for such employee prior to such employee’s
Severance

Date

pursuant

to

the

Variable

Cash

Incentive

Program

or

its

successor

program
maintain

ed by the Employer

.

Exhibit 10.

2

2

1. 7
"Effective

Date" means, as applicable,

the date first stated above

as the original

effective
date of this Plan or the effective

date of this Plan as amended and restated.

1 . 8   "Eligible Employee" means
any employee that

is a Tier
  1 Employee or a Tier   2 Employee,
other than those

employees who are listed on Exhibit B.

1 . 9
"Employer" means

the Company or any of its subsidiaries.

1 . 10
"Person"

mean
s

any

individual,

firm,

corporation,

partnership,

association,

trust,
unincorporated

organization, or other entity.

1 .1 1
"Plan" means

the ConocoPhillips

Executive

Severance Plan, as set forth herein, as it may
be amended

from time to time.

1 .1 2
"Plan

Administrator"

means

the

person

or

persons

appointed

from

time to

time

by

the
Board, which

appointment may be revoked at any time by the Board.

1 .1 3   "Retirement
Plans"

means the ConocoPhillips Retirement

Plan

and the

ConocoPhillips

Key
Employee

Supplemental Retirement Plan.

1.14   “
Salary

Grade
”
means

a

classification

level

for

Employees

under

the

practices

of

the
Company

[this is

ConocoPhillips

Company].

Where Salary

Grades

are used

in

this Procedure,
they are depicted

under the U.S.

practices for the Company.

Practices may vary in

other countries
or particular subsidiaries, and Salary

Grades shall

be transposed as

necessary to reflect the

practice
in the relevan

t

country

or subsidiary.

1.1 5
"Separation from

Service" means
the date on which the Participant separates

from service
with the Controlled Group

within the meaning of Code section 409A, whether by reason of death, disability,

retirement, or otherwise.

In determining Separation from

Service, with regard

to

a bona
fide leave

of absence that is

due to any medically determinable

physical or mental

impairment that
can be expected

to result

in death or can

be expected to

last for a continuous

period of not less

than
six months, where

such impairment causes the Employee to be unable to perform the duties of his
or her

position of

employment

or any

substa

ntially similar position

of employment,

a 29-month
period

of

absence

shall

be

substituted

for

the

six-month

period

set

forth

in

section

1.409A-
1(h)(1)(i) of

the regulations issued

under section 409A of the Code, as allowed thereunder.

1 .1 6
"Severance"

means

the

termination

of

an

Eligible

Employee's

employment

with

the
Employer by

the Employer other than for Cause.

An Eligible

Employee

will not be considered

to
have incurred

a Severance if his

employment is discontinued by reason of

the Eligible

Employee's
death or a physical

or mental condition causing such Eligible

Employee's inability to substantially
perform

his duties with

the Employer and entitling

him or her to benefits under any long-term
  sick
pay or disability income

policy or program of

the Employer.

Furthermore, an Eligible Employee
will

not

be

considered

to

have

incurred

a

Severance

if

employment

with

the

Employer

is
discontinued

after the

Eligible

Employee has been offered employment with

another employer that
has purchased

a subsidiary or division of the Company or all or substantially all of the assets of a subsidiary

or division of the Company

and the offer of employment from the other employer is at
the same or greater salary and the same or

greater target bonus as the

Eligible Employee has

at that
time

from

the

Employer.

Still

further,

an

Eligible

Employee

will

not

be

considered

to

have
incurred

a Severance if employment with the

Employer is discontinued and

the Eligible

Employee
is

also

eligible

for

payments

under

the

ConocoPhillips

Key

Employee

Change

in

Control
Severance

Plan, effective October 1, 2004, or as subsequently amended, or under the Conoco Inc.
Key

Employee

Severance

Plan,

as

amended

and

restated

effective

October

1,

2001,

and

as

Exhibit 10.

subsequently

amende

d.

Furthermore, in order to be considered a Severance, the termination must also meet the requirements

of a Separation from Service.

1 .1 7
"Severance

Date" means the date on which an Eligible Employee incurs a Severance.

1 .1 8
"Severance

Pay" means the payment determined pursuant to Section
  2.1 hereof.

1 .1 9
"Severed Employee"

means an Eligible Employee who has incurred a Severance.

1. 20   "Subsi di ary" means any
corporation or other entity

that is

treated as

a single employer with
ConocoPhillips

,

under

section

414(b)

or

(c)

of

the

Code;

provided,

that

in

making

this
determination, in applying section 1563(a)(1), (2), and

(3) of

the Code

for purposes of determining
a

controlled

group

of

corporations

under

section

414(b)

of

the

Code

and

for

purposes

of
determining

trades

or

businesses

(whether

or

not

incorporated)

under

common

control

under
regulation

section 1.414(c)

-2 for purposes

of section

414(c) of

the Code,

the

language “at

least
80%” shall be used

without substitution as allowed under regulations pursuant to section 409A of
the Code.

1 . 2 1
"Tier

1

Employee"

means any

employee

of the

Employer

who is

in
Salary

Grade

26

or
above

(under the Salary Grade

schedule

of the Company

on the Effective

Date, with appropriate
adjustment

for any subsequent change in such

Salary Grade schedule) on the Severance Date.

1 . 2 2
"Tier

2 Employee" means

any employee

of the Empl
oyer,

other than a Tier

1 Employee,
who

is

in

Salary Grade

23

or

above

(under

the Salary

Grade

schedule

of

the Company

on the
Effective

Date, with

appropriate

adjustment

for

any

subsequent

change

in

such

Salary

Grade
schedule)

on the Severance Date.

SECTI ON 2 .   BENEFITS .

2 . 1

  Subject to Section   2.7
, each Severed Employee

shall be entitled to receive Severance

Pay
equal to the

sum of the amounts

determined under Sections

2.1(a), (b), and (c).

Furthermore, for
purposes

of Employer compensation plans, programs, and arrangements, each Severed Employee shall be considered

to have been laid off by the Employer.

  (a)
The amount that is the Severed

Employee's Credited

Compensation, multiplied

by
(i) 2, in the case of a Tier 1 Employee

or (ii) 1.5 in the case of a Tier 2 Employee.
  (b)
The

amount

that

is th
e

present

value,

determined

as

of

the

Severed

Employee's
Severance

Date, of the increase

in benefits

under the Retirement Plans that would
result

if

the

Severed

Employee

was

credited

with

the

following

number

of
additional

years of age and service under the

Retirement Plans:

(i) 2, in the case

of
a Tier 1 Employee

or (ii) 1.5, in the case of a Tier 2

Employee; provided, however,
that

in

calculating

(b), if

the Severed

Employee

is entitled

under

the Retirement
Plans

to

any additional

credited service

due

to

the circumstances

of the

Severed
Employee’s

termination,

then

the

amount

of

the

present

value

of

the

increased
benefits

called for in the determination

of (b) shall be reduced by

the amount of

the
present value

of the increased

benefits under the Retirement

Plans calculated after
taking into account

the circumstances of

the Severed Employee’s

termination, but
not

below

zero.

Present

value

shall

be

determined

based

on

the

assumptions
utilized

under

the

ConocoPhillips

Retirement

Plan

for

purposes

of

determining
contributions

under Code Section 412 for the most recently completed plan year.
(c)

The amount that is equal to either (i) or (ii), as applicable,

plus either (iii) or (iv),
as applicable,

plus (v), if applicable, plus (vi), if applicable:

Exhibit 10.

2

(i)

If the Severed Employee

was enrolled in company-sponsored medical
coverage on

the Severance Date, an amount equal to 6 times the difference between

the COBRA participant contribution rate and the active

employee
contribution

rate, each as of the Severance Date, for the type of coverage in which the Tier 2 Employee

was enrolled.
(ii)

If the Severed Employee

was not enrolled in company-sponsored medical
coverage on

the Severance Date, an amount equal to 18 times the
difference

between the COBRA participant contribution rate and the
active employee

contribution rate, each as of the Severance Date, for
medical coverage.
(iii)

If the Severed Employee

was enrolled in company-sponsored dental
coverage on

the Severance Date, an amount equal to 6 times the difference between

the COBRA participant contribution rate and the active

employee
contribution

rate, each as of the Severance Date, for the type of coverage in which the Tier 2 Employee

was enrolled.
(iv)

If the Severed Employee

was not enrolled in company-sponsored dental
coverage on

the Severance Date, an amount equal to 18 times the
difference

between the COBRA participant contribution rate and the
active employee

contribution rate, each as of the Severance Date, for
dental coverage.
(v)

In the case of a Tier 1 Employee,

an amount equal to the sum of 6 times
the COBRA participant

contribution rate, as of the Severance Date, for
medical coverage

plus 6 times the COBRA participant contribution rate,
as of the Severance

Date, for dental coverage.
(vi)

If any persons

qualified as eligible dependents of the Severed Employee
under the applicable

company-sponsored medical or dental coverage in
which the Severed

Employee was enrolled on the Severance

Date, an
amount

equal to the sum of

the differences, for each such eligible
dependent,

between the COBRA eligible dependent contribution rate and
the eligible dependent

contribution rate for eligible dependents of active
employees,

each as of the Severance Date, for the medical and/or dental coverage in which

the Severed Employee

was enrolled on the Severance
Date, as applicable,

times the factor set forth in the applicable Section
2.1(c)(i) or (ii), (c)(iii) or (iv), and (c)(v); provided,

that if the Severed
Employee

was not enrolled for medical or dental coverage, then the
eligibility and amount

for each dependent shall be determined as if the
Severed Employee

had been enrolled in medical coverage or dental
coverage,

as applicable, on the Severance Date.

2 . 2

  Subject to Section 2.7, Severance
Pay (as well as

any amount

payable pursuant to Section
2.4 hereof)

shall be paid to an eligible

Severed Employee in a cash lump sum on the first business
day

immediately

following 10

days after

the end

of the

period

for executing

and

delivering

the
Severed Employee's

release, as set forth in Section 2.7.

2 . 3

Subject to Section 2.7, for

a period of (a) 24 months, in the case of a Tier 1 Employee or
(b) 18 months,

in the case of a Tier 2 Employee,

beginning the first of the month following the
termination of

active employee benefits, the Company shall arrange to provide the Severed
Employee

and his eligible dependents certain benefits, as enumerated below,

similar to those the
Severed Employee

and his eligible

dependents had

immediately prior to the Severed Employee's
Severance

Date.

These benefits will be provided at no greater cost to the Severed Employee than active employee

rates for the plan year of coverage provided the benefits continue to be offered by the Company

to active employees and the Severed Employee and his eligible dependents

Exhibit 10.

2

meet the same eligibility criteria for the benefits

as an active employee and dependents of an
active employee.

Depending on coverages prior to the Severed Employee's Severance Date, these benefits

could include the following, but do not include any other benefits offered by the
Company:

Life Insurance, which includes Basic, Executive Basic, Supplemental, and Dependent
Life; and Personal

Accident Insur

ance.

Severed employees may also continue Long Term Care
and Executive

Life directly through the vendor to be paid for by the Severed Employee.

Nothing
herein shall prevent

a Severed Employee or eligible dependents of a Severed Employee from electing to receive

COBRA continuation coverage of health

benefits subject to COBRA, in
accordance

with the applicable provisions of the law and the applicable plans.

While as an
active employee

the Severed Employee may have been able to make employee contributions or pay premiums

for certain coverage through a pre-tax salary reduction arrangement, that will not continue

after the Severed Employee's Severance Date.

The cost of these benefits will not be
adjusted

to reflect that the Severed Employee's cost will no lon

ger be pre-tax.

All other active
employee

benefits, not specifically mentioned above, are excluded, although if any of the benefits

specifically mentioned above are replaced with a similar benefit after the Severed
Employee's

Severance Date, such replacement benefits are to be considered as mentioned specifically

above even though their names, terms, and conditions may have been changed.

Such
benefits

shall not be provided (except to the extent as may be required by law) during any period when the Severed

Employee is eligible to

receive such

benefits from another employer or from
an Employer or if the Severed

Employee has resumed working for an Employer.

The Severed
Employee

is obligated to inform the Company when

or if they become eligible to

receive such
benefits

from another employer.

2 .4
Each Severed Employee

shall be entitled to receive the employee's full

salary through the
Severance

Date and, subject

to Section 2.7

but notwithstanding

any provision

of the Company's
Vari

able Cash Incentive

Program or similar annual

bonus

incentive plan to the contrary,

shall be
eligible

for consideration

for an award

under such

program or plan

when awards

are made

with
regard to the fiscal

year under such

program or plan in which the Severance Date occurred.

2 .5
Each

party

to any

dispute concerning

this Plan

shall be

responsible

for that

party’s

own
legal fees and

expenses;

provided, however,

that the arbitrator appointed

pursuant to Section 3.2
of this Plan

may award reasonable legal

fees and expenses to

an Eligible

Employee if the

arbitrator
determines

that the Company’s

denial of the claim of the Eligible

Employee

was not reasonable.

2 .6
The Company

shall be en
titled to withhold and/or to

cause to be withheld from

amounts

to
be paid to the Severed

Employee

hereunder any federal, state, or local withholding or other taxes or charges which it is from

time to time required to withhold.

2 .7
No Severed

Employee

shall be eligible

to receive

Severance

Pay or

other

benefits

under
the

Plan

unless

he

or

she

first executes

a

written

release

substantially

in

the

form

attached

as
Exhibit A hereto (or, if the Severed

Employee was not a United

States employee, a similar release
which is in accordance with the applicable laws in

the relevant jurisdiction) and, to the

extent such
release is revocable

by its terms, only if the

Severed Employee

does not revoke

it, and unless he
or she also,

at the request

of the Company,

executes a written agreement not to compete

with the
Company,

with such terms and conditions as may be proposed by the Company at the time.

Such
release and,

if requested,

such agreement

not to

compete

must be executed

and delivered

to

the
Company

within 30 days of the Employee’s Severance

Date.

SECTION 3 .   PLAN ADMINISTRATION .

3 . 1

The

Plan

Administrator

shall administer

the Plan

and

may

interpret

the

Plan, prescribe,
amend,

and

rescind

rules

and

regulations

under

the

Plan

and

make

all

other

determinations

Exhibit 10.

2

necessary or advisable for the administration

of the

Plan, subject

to

the provisions of the

Plan.

The
Plan Administrator shall have

absolute discretion and authority in carrying out its

responsibilities,
and all interpretations

of the Plan,

determinations

of eligibility under the Plan,

determinations to
grant or deny

benefits under

the Plan, or findings of

fact or resolutions related

to the Plan and its
administration

that are made by the Plan Administrator

shall be binding, final,

and conclusive on
all parties.

3 . 2

In the event of a claim by an Eligible Employee as to

the amount or timi
ng of any payment
or benefit,

such Eligible Employee

shall present the

reason for

his or

her claim in

writing to

the
Plan

Administrator.

The

Plan Administrator

shall, within

14 days

after

receipt

of

such

written
claim, send a

written notification to the

Eligible Employee as

to

its disposition.

Except as

provided
in the preceding portion

of this

Section 3.2, all disputes under this

Plan shall be settled

exclusively
by binding arbitration

in Houston, Texas, in accordance

with the rules

of the American Arbitration
Association

then in effect.

Judgment may be entered on the arbitrator's award in any

court having
jurisdiction.

3 . 3

The Plan Administrator may delegate

any of its

duties hereunder to such
  person or persons
from time to time as it may designate.

3 . 4

The Plan Administrator

is empowered, on behalf

of the Plan, to engage accountants, legal
counsel,

and such other personnel as

it deems necessary

or advisable to assist

it in

the performance
of its duties under

the Plan.

The functions of any

such persons engaged by

the Plan Administrator
shall be limited to the

specified

services and duties for which they are engaged,

and such persons
shall

have

no

other

duties,

obligations

or

responsibilities

under

the

Plan.

Such

persons

shall
exercise no discretionary authority or

discretionary control

respecting the

management of the

Plan.

All reasonable

expenses thereof shall be borne by the Employer.

SECTION 4 .
DURATION;

AMENDMENT;

AND TERMINATION
.

4.1
This Plan shall be effective on the Effective Date.

This Plan shall continue

in effect unless
and until it is terminated

as provided in Section 4.2

.

4.2
This

Plan

may

be

amended

from

time

to

time

during

its

term

by

the

Company

acting
through its Board

of Directors or,

to the

extent authorized

by the Board of

Directors, its officers.

The Company

may,

by action of its

Board of

Directors, terminate this Plan at

any time.

SECTION 5 .   GENERAL PROVISIONS .

5 . 1

Except

as

otherwise

provided

herein

or

by

law,

no

right

or

interest

of

any

Eligible
Employee

under the Plan shall be assignable

or transferable, in whole or in part, either directly

or
by operation

of law

or otherwise,

including

without limitation

by execution,

levy,

garnishment,
attachment,

pledge,

or

in

any

manner;

no

attempted

assignment

or

transfer

thereof

shall

be
effective;

and no right or

interest of

any Eligible

Employee

under the Plan

shall be liable

for,

or
subject to,

any obligation

or liability

of such

Eligible Employee.

When a payment

is due under
this Plan to

a Severed Employee

who is

unable to care for his or

her affairs, payment may

be made
directly to his or her legal guardian or personal

representative.

5 . 2

If

any

Employer is

obligated

by

law or

by contract

to pay

severance

pay,

a
  termination
indemnity,

notice pay,

or the like, to a Severed Employee, or if any Employer is obligated by law to

provide

advance

notice

of

separation

("Notice

Period")

to

a

Severed

Employee,

then

any
Severance

Pay hereunder to such

Severed Employee

shall be reduced

by the amount

of any

such
severance

pay, termination indemnity,

notice pay, or the like, as applicable, and

by the amount

of

Exhibit 10.

2

any

compensation

received

during any

Notice

Period.

This

provision

specifically

includes

any
payments

or obligations

under

the

ConocoPhillips

Severance

Pay Plan,

as

effective

March 13,
2004,

and as

subsequently

amended.

Furthermore,

if an Eligible

Employee

has willful

and bad
faith conduct demonstrably injurious to

Company or

its

subsidiaries, monetarily or otherwise, after
receiving Severance

Pay, the Company may offset

an amount equal to

such Severance Pay against
any other amounts

due from other plans or programs, unless otherwise required by law.

5 . 3

  Neither
the establishment of the Plan, nor any modification thereof,

nor the creation of

any
fund,

trust, or account,

nor the payment

of any

benefits shall be construed

as giving any Eligible
Employee,

or any person whomsoever, the right to

be retained in the service of the Employer, and
all Eligible Employees shall

remain subject to

discharge to the

same extent as if

the Plan had never
been adopted.

5 . 4

If

any

provision

of

this

Plan

shall

be

held

invalid

or

unenforceable,

such

invalidity

or
unenforceability

shall not affect

any other provisions hereof, and this Plan shall be construed and enforced

as if such provisions had not been included.

5 . 5

This Plan

shall be

binding upon the

heirs, executors, administrators,

successors, and assigns
of

the

parties,

including

each

Eligible

Employee,

present

and

future,

and

any

successor

to the
Employer.

5 . 6

The headings

and captions

herein are provided

for reference

and convenience only,

shall
not be considered

part of the Plan, and shall not be employed in the construction of the Plan.

5 . 7

The Plan shall not be funded.

No Eligible

Employee

shall have any right

to, or interest in,
any assets

of

any Employer

that may

be applied

by the

Employer to

the payment

of benefits

or
other rights under this Plan.

5 . 8

Any notice or

other communication required or

permitted pursuant to

the terms

hereof shall
have been

duly given when

delivered or mailed

by United States Mail,

first

-class, postage prepaid,
addresse

d

to the intended recipient at his, her or its

last known address.

5 . 9

This Plan shall be construed

and enforced according to the laws of the State

of Delaware.

CONOCOPHILLIPS

By:___________ __________________________     Dated:_______________________
  Heather G. Sirdashney

Vice President,

Human Resources

Exhibit 10.

2

Exhibit A

Date of Delivery

to Employee:
_______________
Deadline

for Receipt by

the

Company:
________________

WAIVER AND

RELEASE OF

CLAIMS

Introduction and

General Information to

Employee.

Signing this Waiver

and

Release of

Claims is

one

condition to
receiving certain benefit

payments (“Benefits”)

under

the ConocoPhillips

Executive Severance

Plan (the

“Plan”)

offered
by

ConocoPhillips (the

“Company”).

You

should thoroughly

review

and

understand

the

effect of

this

Waiver

and
Release of Claims and consult with

an attorney before signing it.

To the

extent you have any claims covered

by this
Waiver

and

Release of

Claims, you will

be giving up

potentially valuable rights

by

signing.

You

may take

time to
consider whether

or not to sign this Waiver and Release of Claims.

If you sign this Waiver and Release of Claims

and
deliver it to the

Company as

set forth below, and if the

Company’s

designated

recipient

receives

the Waiver and Release
of Claims on or before the date indicated

above as the “Deadline for Receipt

by the Company,” and you do not revoke
the Waiver and Release

of Claims

within seven

(7) days following

receipt, you

will

be entitled

to Benefits

under the

Plan
if you

are

otherwise eligible.

If the

signed Waiver

and Release

of Claims

is not

received by

the deadline,

or if

you revoke
it during the seven

(7) day period following receipt, no Benefits

will be paid.

1.

General Release.

In consideration of, and subject to, the

payments to be made to

me by the

Company or
any of its

subsidiaries, pursuant to the Plan,

which I acknowledge that

I would

not otherwise be entitled

to receive, I
hereby waive

any claims I may have

for employment or re-employment by the Company

or any subsidiary

or parent

of
the

Company after the

date hereof,

and

I further agree

to and

do

release and forever

discharge the

Company or any
subsidiary or parent

of the Company, and their respective

past and present officers, directors, shareholders, employees, agents, and assigns, as well as any

employee benefit plans maintained by the Company or any subsidiary or parent of the Company and fiduciaries, employees, and agents of such

plans, and any related parties (all

of which are hereafter
referred to as

the “Released

Parties”) from any and

all claims

and causes

of action, known or unknown,

arising out

of

or
relating to my employment

with the Company

or any subsidiary

or parent of the

Company (including

the termination

of
that employment), except claims

that the law

does

not permit

me to waive

by signing

this Waiver

and Release

of Claims.

Such possible

claims or causes

of action include, but

are not limited to,

wrongful

discharge, contract,

breach

of contract,
tort, fraud, the Civil Rights Acts

(including, but not limited to, Title

VII of the

Civil Rights Act of

1964 and sections
1981 and 1983

of the Civil

Rights Act of 1866),

the Age Discrimination in Employment Act (“ADEA”),

the Worker
Adjustment and

Retraining Notification Act

(“WARN”), the

Employee

Retirement Income

Security Act

(“ERISA”),

the
Americans with

Disabilities Act

(“ADA”), the

Americans with

Disabilities Act

Amendments Act

(“ADAAA”), the
Family and Medical Leave Act (“FMLA”), the Texas Labor Code, and any other federal, state,

or local legislation or
common law relating to employment

or discrimination in employment

or otherwise, except

as specifically excluded in
paragraph 4 below.
2.

Extent of

Release.

For the

purpose

of implementing

a

full and

complete

release

and

discharge

of the

Released
Parties, I expressly

acknowledge

that the release

I am giving in

this

document is

intended to include

in its effect,

without
limitation,

all claims I

may

have against

the Released

Parties, whether

known, unknown,

or suspected at

the

time I
delivered to

the

designated recipient

for the

Company this

signed Waiver

and

Release of

Claims,

and

regardless of
whether the knowledge

of such

claims, or the

facts upon

which they

might be based,

would materially have

affected

my
decision to sign this Waiver and Release of Claims, and that the consideration given under this Waiver and Release of
Claims is also

for the release

of those claims

and contemplates

the extinguishment

of any such

claims. In furtherance

of
this Waiver and Release of Claims, I waive any rights provided by California Civil Code section 1542

or other similar
local, state, provincial, or federal law. Section 1542 states:
“A general release

does not extend to claims which the creditor does not know or suspect to exist

in

his

favor

at the

time

of

executing

the

release,

which if

known

by

him

must

have
materially affected his settlement with the debtor.”

PLEASE READ CAREFULLY
THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

Exhibit 10.

2

Some of the types of

claims that I acknowledge

I am releasing, although there

may be

others not listed here, are

claims
I may have under any

applicable labor

agreement and claims under

any federal, state, or local statute,

ordinance, order,
or law arising

out of or relating

to the terms

and conditions

of my

employment

with the Company

and the

termination

of
my employment, including claims

such as:
a.

Discrimination on the basis of sex, race,

color, national origin,

religion, sexual orientation, disability,
veteran status,

or any other legally

protected

status;
b.

Harassment,

wrongful discharge,

or retaliation,

including

retaliatory

discharge,

arising

under

local, state,
or federal law, including any worker’s compensation

or whistleblower

statute;
c.

Any

other possible

restrictions on

the Company’s

ability to

end

its

employees’ employment

at will,
including but not limited to (i) violation of public

policy, (ii)

breach of any express

or implied covenant of the
employment contract, and

(iii) breach of any covenant

of good faith and

fair dealing;
d.

Unpaid wages,

including, but not limited to claims

for unpaid

overtime,

break, meal, or

rest periods;
e.

Amounts determined under an incentive compensation or bonus program of the Company,

including,
but not limited to, the

varying amounts at

its

discretion;
f.

Civil claims of

negligence, defamation, business disparagement, invasion of privacy, personal injury, fraud, misrepresentation, or infliction of emotional

or mental distress;

g.

Matters for which a civil action

may be brought under section 502

or section 510 of ERISA, except as
specifically excluded

in paragraph 4

below (“Exceptions

to Release”);

and
h.

Claims for breach

of any agreement(s)

ancillary to my

employment with the

Company.
3.

Release

of Claims

under

Age

Discrimination

in

Employment Act.

In consideration

for receiving

the

Benefits
from the Company or any of its subsidiaries, I specifically waive all existing rights and claims I may have against the
Released Parties

under the Age

Discrimination in Employment Act, 29 USC

§ 621

et seq., and

any

other applicable
federal, state,

or local

statute or

law

involving age

discrimination.

I acknowledge

that

the

Benefits

constitute

independent
consideration for

this

release of

liability and

are

in addition to

any

other payment to

which I

am

entitled.

I further
acknowledge

that I have

been advised

to consult

with an attorney

of my own choosing

before executing this

Waiver and
Release of Claims.

4.

Exceptions to Release.

The Waiver and Release

of Claims

does not release

any claims related

to:
a.

The business expense

reimbursement policy of the

Company or any

of its subsidiaries;
b.

Claims pursuant to

section 502(a)(1)(B) of ERISA to recover benefits

under the terms

of the employee
benefit plans

of

the

Company or

any

of its

subsidiaries as applicable

to

me

on the

date of

my employment
termination;
c.

Claims made for work-related injuries under

applicable worker’s

compensation

statutes;
d.

Any claim that

may arise

after the

date this

signed Waiver

and Release of Claims

is delivered to the
designated

recipient for the Company;

and
e.

My rights to indemnification under any

indemnification agreement,

applicable law, and the

certificates
of incorporation and bylaws of

the

Company or of

any subsidiary of the

Company, and my

rights under any
directors’ and officers’ liability insurance

policy covering me.
Nothing in this Waiver and Release of Claims, however, will limit my right to report possible violations of law to any
governmental agency, make other

disclosures

that are protected under the

whistleblower provisions of federal, state,

or
local law, or

testify, assist,

or participate

in an investigation,

hearing, or

proceeding

conducted

by

the EEOC, EPA, DOL,
SEC, IRS, or any other governmental agency.

Nothing in this

Waiver and Release

of Claims

limits my right to receive
an award

or incentive payment

for information provided to any governmental

agency.

5.

Review Period and Revocation

Period.

I acknowledge

that I have been given a period of twenty-one (21)
calendar

days within

which to

review

and consider

the provisions

of this

Waiver and

Release

of Claims,

whether

I choose
to do

so or not.

I understand

and acknowledge

that

the Company

has advised

me in writing

that

I have

seven

(7) calendar
days following the timely delivery to

the designated representative of the

Company of this properly executed

Waiver
and Release of Claims

to revoke my acceptance

of this Waiver and Release of

Claims.

I understand the

revocation can
be made by delivering

a written notice of revocation

to ConocoPhillips, Attn: Dan

Mecham,

925 N. Eldridge Parkway,
Houston, Texas

77079.

I understand and

acknowledge

that Dan Mecham

is the

designated

recipient for

the Company

of
this Waiver

and Release

of Claims

and that

I must

deliver

to him

at the foregoing

address

this signed

Waiver and Release
of Claims

on or before the

deadline set

out above

in order to be

entitled to receive

the Benefits.

I understand that

for

the
revocation to be effective, the Company through the designated recipient must receive written notice no later than the close of business

on the seventh day after I deliver to the

designated recipient for the

Company this

signed Waiver and
Release of Claims.

This

Waiver and Release

of Claims

shall not

become effective or

enforceable, and the

Plan Benefits

Exhibit 10.

2

will not become payable until aft

er the seven-day revocation period has expired, but in no event prior to the effective
date of my termination of employment, whether designated

as a layoff or other form

of termination of employment.

I
acknowledge

that I have had

adequate time

to read and consider this

Waiver and Release of Claims

before executing it.

I acknowledge

that I have signed this Waiver and Release of Claims voluntarily, knowingly,

of my own free

will, with
the intent to be

legally bound by the same, and

without reservation or duress, and that no promises or

representations
have been made

to

me by

any person

to induce

me to

do so

other than

the promise of

Benefits set forth

in the

first
paragraph above

and the

Company’s acknowledgment

of my rights reserved

under the fourth paragraph above.
6.

Choice of

Laws.

I understand,

acknowledge, and agree that

this Waiver

and

Release of Claims

shall be
construed, interpreted, governed, and enforced

in accordance

with the laws of

the State of Texas, without giving effect
to any conflict

of law principles.

I agree that

all disputes

and actions

arising out

of or

relating

to this Waiver

and Release
of Claims

shall be

litigated solely

and exclusively

in the state

or federal courts

located in

Harris

County, Texas.

I submit
to the personal

jurisdiction of said

courts for purposes

of any such disputes

or actions.

Employee Signature:

____________________________

Date:

________________________

Employee Name Printed:

________________________

Employee No:

________________

Exhibit 10.

2

Exhibit B

Employees

Ineligible for Executive Severance Plan

Employees

of Concho

Resources Inc. or any

of its subsidiaries,

including but not limited to COG
Operating LLC, who are participants

in but do not waive all benefits

under the Concho

Resources
Inc. Executiv

e

Severance Plan.